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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04963

The Berwyn Funds
(Exact name of registrant as specified in charter)

1189 Lancaster Avenue Berwyn, Pennsylvania	19312
Address of principal executive offices)	(Zip code)

Kevin M. Ryan

The Killen Group, Inc.      1189 Lancaster Avenue                  Berwyn, PA 19312

(Name and address of agent for service)

Registrant's telephone number, including area code:	(610) 296-7222

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

THE BERWYN FUNDS

BERWYN FUND • BERWYN INCOME FUND • BERWYN CORNERSTONE FUND

ANNUAL REPORT

DECEMBER 31, 2015

NO LOAD MUTUAL FUNDS

Shareholder Services

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707 | Cincinnati, Ohio 45246-0707

1 (800) 992-6757

www.theberwynfunds.com

THE BERWYN FUNDS TABLE OF CONTENTS

THE BERWYN FUNDS

2015 Annual Report

The Berwyn Funds

Letter from the President

January 31, 2016

Dear Shareholder:

Last year, 2015, was a challenging one for The Berwyn Funds (“TBFs”). To a large degree, the difficulties we faced were created by an increasingly deflationary environment that began to reveal itself in 2014. A strong dollar, weak commodity prices, falling interest rates and tepid global economies characterized the investment scene. As a consequence, most value investors struggled and stocks with smaller market capitalizations underperformed stocks with larger market capitalizations. Although the Standard and Poor’s 500 Index (“S&P 500”) registered a miniscule gain, more stocks declined than rose and the performances of a relatively few glamour stocks, such as Netflix and Amazon, distorted the indices. Apple Inc., an investor favorite until recently, reached an all-time high price of $134 per share before sinking to a current trading price of $95.

The Berwyn Funds, philosophically committed to long-term value investing, were not immune to the macroscopic trends mentioned above, as each of our three funds experienced a year of negative performance. The Berwyn Income Fund (“BIF”), composed primarily of corporate bonds, short-term fixed income instruments and dividend paying stocks, was able to adjust its tactics and its relative performance improved as the year progressed. The Berwyn Cornerstone Fund (“BCF”), which invests primarily in stocks with mid and large market capitalizations was impacted by the sharp downdraft in the price of oil and basic materials as well as the strength of the dollar. Finally, the Berwyn Fund (“BF”), which invests primarily in small-cap stocks, was unable to avoid the effects of a slowly growing economy and an unusually competitive business environment.

The opening weeks of the New Year have been extremely nerve wracking for investors, who have become used to a more benevolent investment environment since the Great Recession of 2008-2009. The market leaders of last year are in sharp retreat, however, and TBFs’ relative performance is markedly improved in the first five weeks of 2016. Indeed, the BIF is resisting the sharp pullback in the averages and is using its cash resources opportunistically to increase its income producing capability. The BCF is also delivering an improved performance as compared to its reference index, the S&P 500. Although volatility in the commodity markets remains high, there are signs of price stabilization that are clearly helping the energy and basic materials related stocks in the BCF’s portfolio. The Russell 2000 Index, which we use as a comparison reference for the BF, has already suffered a double digit decline at the time of this writing. Significantly, the small-cap stocks in the BF appear to have stabilized and the fund is off to a good start compared to the Russell 2000 and the S&P 500 indices. In summary, each of our funds is beginning the year on a positive note relative to the indices. We will be working hard to maintain our momentum as the year unfolds.

In light of the unsettling market performance in January, a number of points come to mind.

-

We believe the cyclical bull market that began in March 2009 has ended. The Russell 2000 Index has not made progress in over two years, and this year has traded as much as 26.0 percent below its all-time high reached last June.

-

The S&P 500, down as much as 15.1 percent from the high it reached last May, is not yet in bear market territory; however, last year more stocks in this index fell than rose in price. Furthermore, the former market leaders in this index have begun to weaken.

-

During the past two bear markets, the bursting of the dot com bubble in 2000 and the real estate/banking crisis that began in 2008, the S&P 500 fell 50.5 percent and 57.7 percent, respectively. These two bear markets were extreme in their intensity and are not typical of post WW II downturns. The widespread excesses that were apparent in these past two downturns do not seem to be present in today’s financial markets, in my opinion.

We cannot predict how long the current market weakness will persist. However, we will be using all of the tools at our disposal to invest in what we believe are the best long term values for our shareholders. At this time we are of the opinion that there are significantly better investment candidates than we have seen in at least two years and our portfolio managers will be focused on determining the best entry points for their purchase.

As Chairman and CEO of The Killen Group, adviser to TBFs, I have been developing a plan that aims to assist in their continued growth and success, beyond my retirement. As a consequence, on December 16, 2015, The Killen Group signed a definitive agreement to be acquired by TriState Capital, a publicly traded company headquartered in Pittsburgh, Pennsylvania (the “Transaction”). Two years ago, TriState acquired Chartwell Investment Partners, which is also located in Berwyn, Pennsylvania, less the two miles from The Killen Group. The Transaction calls for the Killen Group to be merged into Chartwell. The Transaction also calls for all of The Killen Group’s personnel to be retained and thus continue providing service to the TBFs. I will remain part of the investment team through 2018. From a personal standpoint, I have been familiar with Chartwell and their personnel for many years and look forward to working with their outstanding staff as the combined entity moves forward.

As a result of the Transaction, the Board of Trustees (the “Board) of TBF has approved the reorganization of the BF, the BIF and the BCF (each, an “Acquired Fund”) into Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund (each, an “Acquiring Fund”), respectively, each a series of Investment Managers Trust. Each Acquiring Fund will have the same investment objective, and the policies and strategies of the relevant Acquiring Fund are substantially similar to the Acquired Fund. The reorganization of each Acquired Fund is subject to shareholder approval. Shareholders of the Acquired Fund as of January 11, 2015 (the “Record Date”) are eligible to vote at a Special Meeting of Shareholders. In the next few weeks, all shareholders of record as of the Record Date will receive a combined proxy statement/prospectus describing the terms and conditions of each proposed reorganization. The Special Meeting is scheduled to take place on March 31, 2016. Please keep in mind the closing of the Transaction is contingent upon obtaining approval from The Berwyn Funds’ shareholders of each proposed reorganization. Please take an opportunity to review the materials that will be mailed to you because your vote is very important. In addition, I urge you to support my decision and that of the independent Trustees and vote in favor of each plan of reorganization.

Thank you for your investment in TBFs. We will be working diligently in the months and years ahead to warrant your continued confidence.

Sincerely,

Robert E. Killen
President

Past performance is not a guarantee of future results. The investment return and the principal value of an investment in The Berwyn Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.berwynfunds.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Funds carefully before investing. The Funds’ prospectus contains this and other information about the Funds and should be read before investing. The Funds’ prospectus may be obtained by downloading it from the Funds’ web site (www.berwynfunds.com) or by calling 1-800-992-6757.

The President’s Letter seeks to describe some of the Advisor’s current opinions and views of the financial markets. Although the Advisor believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The opinions and views expressed are as of the date of the Letters.

The Berwyn Funds are distributed by Ultimus Fund Distributors, LLC.

THE BERWYN FUNDS

2015 Annual Report

Berwyn Fund

a series of The Berwyn Funds

January 31, 2016

Dear Berwyn Fund Shareholder:

In the fourth quarter of 2015, the net asset value per share of the Berwyn Fund (“BF”) fell from $27.00 to $26.63, a loss of 1.34 percent. The Russell 2000 Index and Standard & Poor’s 500 Index (“S&P 500”) rose 3.59 percent and 7.04 percent, respectively, during the same period. Each of these performance figures is on a total return basis.

For the twelve-month period the BF’s net asset value per share fell from $31.79 to $26.63, a loss of 14.41 percent. In the same period, the Russell 2000 Index fell 4.41 percent, but the S&P 500 Index gained 1.38 percent. We believe that the outperformance of the S&P 500 versus the Russell 2000, which has persisted since March 2014, is indicative of an aging bull market where a relatively few, well known large-cap stocks, such as Amazon and Netflix, have distorted the performance of the S&P 500.

Over the past two years, and increasingly in 2015, global economic growth has become less certain and financial markets have become more volatile. In our opinion, the volatility in stock prices has been magnified by the precipitous drop in the price of oil as well as other commodities. Furthermore, the impact of declining commodity prices upon the economies of countries such as Australia, Brazil, Canada, Russia, Saudi Arabia and South Africa has resulted in a level of uncertainty that is unsettling to investors. One consequence has been the improved relative performance of assets with larger market capitalizations as compared to those with smaller market capitalizations. The effect upon the prices of the small and micro capitalized stocks in the BF has been material. The average market capitalization of the stocks in the BF’s portfolio is approximately $725 million as compared to $990 million for the Russell 2000 Index and $37 billion for the S&P 500.

For the year, the stocks that impacted the BF most positively were Vonage Holdings (VG), Hooker Furniture (HOFT), Mercury Systems (MRCY), Myriad Genetics (MYGN) and Ennis (EBF). Vonage provides telephone communication services to individual consumers as well as small and medium sized businesses. Hooker Furniture is a provider of household furniture that distributes its products through a broad network of domestic retailers. Mercury Systems designs and manufactures real-time digital signal processing computer systems that are used in military defense and medical information systems. Myriad Genetics provides molecular diagnostic products that are used to prevent, delay the onset and provide early detection for various diseases, including cancer. Finally, Ennis is a printer of business forms that has been growing by acquisition and is also a manufacturer of Tee shirts. The diversity of the stocks described above gives BF shareholders exposure to a wide range of opportunities that normally serve them well.

The stocks having the most negative impact on the BF during 2015 were Intrepid Potash (IPI), Unisys (UIS), Hallador Energy (HNRG), Christopher & Banks (CBK) and bebe stores (BEBE). Intrepid Potash, while financially sound, has been unable to mitigate the sharp drop in global potash prices and its earnings have declined. Unisys remains a high technology turnaround story that was unable to demonstrate meaningful progress prior to year-end. However, in the last week of January 2016, Unisys surprised the investment community with a strong fourth quarter earnings announcement. Hallador, a coal mining company, struggled because of severe competition from depressed natural gas prices. Both Christopher & Banks and bebe were impacted by the compression in margins being experienced in most sectors of the women’s retail clothing market.

We believe that the BF’s prospects for 2016 are bright. In the past two years, a slowly growing economy coupled with a deflationary environment in the form of a strong dollar and declining commodity prices presented macroscopic forces that negatively impacted the portfolio. While many reasons can be cited for our domestic economic sluggishness, the slowdown in China’s growth and the continuing malaise in the Japanese economy have not been helpful. Both the Chinese and Japanese governments have been attempting to stimulate growth, which could be a boost to the global economy in 2016.

Now, this January, with oil prices temporarily falling below thirty dollars a barrel and other commodity prices showing signs of stabilization, it is possible that the worst of the deflationary pressures are in the past. Oil prices peaked in July 2008 at $147 per barrel. The extended decline turned into a precipitous collapse last year and traded as low as $26.19 on January 20, 2016, before bouncing to $33.62 at month-end. Prices of other global commodities are experiencing the same volatile behavior, which is often seen when long term tends begin to stabilize.

Lastly, we are encouraged by the BF’s superior relative performance in the first month of trading in the New Year. Although the BF’s net asset value per share has fallen 4.62 percent in January, our performance compares favorably with declines of 8.79 percent and 6.72 percent for the Russell 2000 Index and Russell 2000 Value Index, respectively. We remain focused on implementing our value oriented, small cap investment approach in the months ahead.

Thank you for your investment and continued confidence in the BF.

Sincerely,

The Killen Group, Inc.

Fund Performance for Periods Ended 12/31/15 (Average Annual Total Returns)
	One Year	Five Years	Ten Years
Berwyn Fund	-14.41%	6.32%	4.96%

Past performance is not a guarantee of future results. The investment return and the principal value of an investment in BF will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.berwynfunds.com.

The expense ratio for Berwyn Fund for the year ended 12/31/15 was 1.22%. Returns are before taxes and are net of all expenses, advisory fees and commission charges and include the reinvestment of BF’s dividends and distributions. All index returns referred to herein also include the reinvestment of dividends, distributions and interest. The returns shown do not reflect the deduction of taxes a shareholder may pay on the redemption of Fund shares or Fund distributions.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other information about the Fund and should be read before investing. The Fund’s prospectus may be obtained by downloading it from the Fund’s web site or by calling 1-800-992-6757.

THE BERWYN FUNDS

2015 Annual Report

Berwyn Income Fund

a series of The Berwyn Funds

January 31, 2016

Dear Berwyn Income Fund Shareholder:

Total return to shareholders of the Berwyn Income Fund (“BIF”) for 2015’s fourth quarter was 0.07 percent. For the full year, its total return was negative 3.30 percent. In the fourth quarter, a distribution of $0.077 per share was paid from net investment income, down from the $0.0882 per share paid in 2014’s final quarter. At year end, BIF also paid a long-term capital gain distribution of $0.0027 per share.

During the fourth quarter, BIF outperformed its two fixed-income reference indices, the Citigroup Broad Investment Grade Bond Index (BIG), down 0.53 percent, and the Merrill Lynch High Yield II Index, down 2.17 percent. However, the fund underperformed the Lipper Income Fund Index, its only reference index with an equity component, which returned 1.61 percent.

For the twelve-month period, BIF’s negative 3.30 percent return was better than the Merrill Lynch High Yield II Index, which lost 4.64 percent. However, BIF underperformed both the Citigroup Broad Investment Grade Bond (BIG) Index, which gained 0.53 percent, and the Lipper Income Fund Index, which lost 1.54 percent.

Year in Review

The global financial markets faced many challenges throughout 2015. Active investment managers grappled with a host of contradictions in both the stock and bond markets. In the U.S., the presumed economic strength signaled by the improving job market was not confirmed by higher GDP growth. Plus, the U.S. tightened its monetary policy while many countries across the globe are still employing some form of fiscal stimulus. As widely expected, the U.S. Federal Reserve Board (the “Fed”) raised the federal funds target rate a quarter-point in December. It was the first increase in nearly a decade. By contrast, China’s devaluation of the yuan agitated the international markets. It was the largest devaluation in two decades and comes as the country that once provided an out-sized source of global GDP growth is morphing into the world’s primary concern because of its cooling economy. All of these factors have contributed to more volatility in currencies, commodities, bonds and stocks around the world.

The major large-capitalization equity indices managed to finish the year slightly higher for the seventh consecutive year and in the process established new highs. However, the majority of stocks actually declined in 2015 as small and mid-cap stocks declined. The equity market narrowed as many of the big gainers were concentrated among a few large-cap technology companies, namely Facebook, Amazon, Netflix and Google. The Standard & Poor’s 500 Index posted a total return of 1.37 percent, and the Dow Jones Industrial Average a more modest 0.21 percent. Large cap stocks out-performed small cap stocks by a wide margin. Small-cap stocks fell for the first time since 2011, with the Russell 2000 Index down 4.41 percent. The perceived safety of the bond market was also tested during the year. High yield corporate bonds finished 2015 down more than 4.6 percent after a bond market rout during the second half of the year widened spreads dramatically for lower-rated corporate credits. Several speculative-grade companies defaulted on their debt and others were coming closer to default. Investment-grade corporate bonds were up only slightly as investors sought a haven from the devastation in junk bonds. But Treasury bond prices also declined across the curve and interest rates rose modestly in anticipation of the Fed’s rate hike. For example, the yield on the 30-year Treasury bond increased by more than 25 basis points. These mixed signals were challenging for the majority of decision makers in the investment industry.

Performance

Despite the context of this challenging market environment, we were disappointed with the BIF’s performance. While it would have been unrealistic to expect the fund to post a large positive absolute return this year, we would have hoped to post a smaller loss. While BIF underperformed the Morningstar Conservative Allocation Average return by less than 100 basis points (for the second consecutive year), the fund missed a few opportunities to add value and perform better. BIF’s managers are significant shareholders of the fund. Our loss was the same as yours, so we are acutely aware of the lack of significant gains over the past two years. During times of underperformance, we believe it is best to identify clearly any mistakes, to understand and correct them in an attempt to prevent them from repeating. Vince Lombardi, the great NFL Football coach, once said that “perfection is not attainable, but if we chase perfection, we can catch excellence.” BIF’s managers strive to provide its shareholders excellent risk-adjusted returns relative to our category averages over the long term. In our search for value, income and positive long-term total returns, we seek to preserve capital when the markets experience declines. In any short-term period we can fail to achieve this goal. In 2015, we failed.

One of the greatest benefits of BIF is its flexibility. Over time, BIF’s managers have been able to add value in two distinct ways. The first way is security selection and the second is through asset allocation. In 2015, BIF’s investment process and positioning in fixed income was sound and protected it from some of the sharp declines experienced in the junk bond market. The fund has been cautiously positioned for quite some time, ending 2015 with cash and short-term cash alternatives (investment grade corporate bonds maturing within the next twelve months) of nearly 40 percent. It was also significantly underweighted high yield bonds, carrying its lowest exposure to high yield bonds in at least the past 15 years. These actions tempered losses and helped to avoid other missteps in stocks and bonds. The benefits of this position are most apparent during sharp downturns. For instance, BIF declined just 0.86 percent during the first week of 2016, even though the broad stock market declined the largest amount on record for the New Year’s opening week. Both the S&P 500 Index and the Dow Jones Industrial Average retreated by approximately 6 percent.

But in 2015 BIF’s managers did make missteps in terms of the fund’s individual security selection. To be clear, BIF did not have a concentration in any individual sector. BIF’s managers did not project higher oil or commodity prices. Conversely, we identified that the U.S. dollar was starting to strengthen relative to other countries’ currencies. We knew that if the dollar continued to rally, the effects on commodity prices could be negative. Accordingly, we significantly reduced the fund’s exposure to vulnerable sectors. Positions in Energy and Basic Materials declined from 12 percent in June of 2014 to 6 percent by the end of 2014. By June of 2015, the weighting was just 4 percent and at the close of 2015, less than 2 percent. Reducing this exposure saved the fund hundreds of basis points of negative returns. In the simplest terms, we attempted to add value in an area where there was no value. Looking back, the fund would have been better off ignoring the Energy and Basic Materials sectors altogether.

On the positive side, BIF held several securities that performed very well. Long-term holding Ennis Inc. (EBF) common stock had a total return in excess of 45 percent. LSI Industries (LYTS), Mack-Cali Realty Corp. (CLI), Carnival Corp. (CCL), and Sony Corp. (SNE) all returned over 20 percent for the year. New management teams executing effective strategies to increase profits helped stocks in LYTS, CLI, CCL and SNE. So far, each of these turnarounds produced solid results for BIF shareholders. CCL and SNE in particular benefitted from the strong dollar and lower energy prices. For example, Carnival Corp.’s largest expense item is bunker fuel for their cruise ships. This expense dropped significantly enabling operating profits to increase by more than 40 percent year over year (even while sales were roughly flat). CCL’s stock price rose to its highest level in more than ten years. Sony Corp (SNE) continued to surprise investors as their new management team has offset declines in consumer electronics and mobile phones with growth in image sensors and video games. Mack-Cali’s new management team is instituting a shift in the company’s asset allocation program, selling less productive properties and investing in properties with higher potential return. Their efforts resulted in CLI posting the best performance of any company in the Office REIT sector this past year.

Although our mistakes were limited to a few holdings, they cost BIF roughly 3.50 percent for a fund that declined 3.30 percent in total. It is not surprising that the fund’s biggest blunder came in Energy and Basic Materials. In fact, BIF’s investment in Chesapeake Energy (CHK) was the biggest detractor from performance in 2015. In May 2013, BIF’s managers initiated a position in CHK following the appointment of a new management team. As energy prices rose, the new team began selling and spinning off assets to achieve their goal of improving the balance sheet and earning investment-grade credit ratings. However, in 2014, when the price of oil began to drop precipitously, management’s intentions become almost irrelevant. A difficult industry is tough to overcome for even the best management teams. Chesapeake was the only oil and gas related investment in the fund during the year, but it proved to be very costly. At year-end, BIF’s total weighting in CHK securities was 0.5 percent.

Other detractors to performance included Avon Products Inc. (-60%), PC-Tel Inc. (-46%), Cliffs Natural Resources Inc. (-41%) and Exelon Corp (-22%). At year-end, of these specific underperformers, only PC-Tel and Exelon remained in BIF’s portfolio. The fact that the losses were concentrated in such few holdings is both encouraging (as it is a sign that our research and portfolio management process is fundamentally strong) and extremely frustrating (in that one or two decisions could have prevented the losses experienced). It is infuriating that so many of our good picks were masked by the decline of a handful of holdings. But here we heed the dictum of the great UCLA basketball coach John Wooden: “Don’t Whine, Don’t Complain, Don’t Make Excuses.” We made mistakes but we understand why and how to correct these mistakes. We are accountable and will work tirelessly to improve our decision-making.

As bottom-up investors that focus on independent research, we do our best to identify value in the market. Our contrarian approach allows us to invest in areas of the markets that are out of favor. Therefore, the most likely way that we will make a mistake is by falling into a value trap. (A value trap is investing in a company that appears to be cheap but in reality does not possess any immediate value). However, our willingness to be contrarian should never trump our goal to avoid a loss of capital in any individual security. It is incumbent upon BIF’s managers to exercise sound judgment at all times and in all areas of our investable markets. We have been successful in this regard for more than a decade, and we will continue to attempt to do our best in the future.

Asset Allocation

At year-end, BIF held roughly 19 percent of its assets in common stocks, 13 percent in convertible and preferred securities, 57 percent in non-convertible corporate and preferred securities, and 11 percent in cash. There were two notable shifts in allocation during 2015. The first was the managers’ decision to reduce common stocks from 26 percent to 19 percent, raising cash. With extended valuation levels in equities and low corporate net income growth levels, many potential new investment candidates and some holdings in the fund offered unfavorable risk/reward potential. The decision was made to exit some of these securities. Additionally, BIF’s managers chose to invest some existing cash in short-term, high-quality, corporate bonds as a relatively higher yielding cash alternative. In addition to helping increase the overall yield of the fund, this decision has not significantly increased interest rate sensitivity or hampered liquidity.

In a historically low interest rate environment, there are two ways for investors to achieve higher yields: extend maturity, or reduce credit quality. However, both courses of action require an assumption of higher risk. In general, we believe this is an unattractive proposition. For most of the past two years, BIF’s managers have maintained a cautious stance regarding both of these alternatives. At year-end, the fund’s duration was 3.53 years. This is significantly shorter than both of the fund’s fixed-income comparison indices. Excluding maturities in the next 12 months (cash alternatives), the fund’s overall fixed income weighting is at its lowest level in at least ten years. Additionally, high-yield bonds as a percentage of the fund’s total fixed income allocation are also at multi-year lows. In summary, we believe the fund is well positioned in the event that interest rates increase or corporate credit spreads widen.

Assets Under Management

BIF ended the year with more than $1.7 billion in assets under management. Net fund flows were negative throughout 2015. While we are disappointed in our recent performance, we are very optimistic regarding recent events in our investable markets. Higher price volatility, wider corporate credit spreads, declining valuations in smaller capitalization stocks should increase the number of securities available for purchase. We believe if we properly execute our investment process in the context of a volatile market environment, we can do well for our shareholders.

In closing, we appreciate the responsibility of managing your money and hope to reward your trust in the future.

Very truly yours,

The Killen Group, Inc.

Fund Performance for Periods Ended 12/31/15 (Average Annual Total Returns)
	One Year	Five Years	Ten Years
Berwyn Income Fund	-3.30%	5.19%	6.76%

Past performance is not a guarantee of future results. The investment return and the principal value of an investment in BIF will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.berwynfunds.com.

The expense ratio for Berwyn Income Fund for the year ended 12/31/15 was 0.64%. Returns for Berwyn Income Fund are net of all expenses, advisory fees and commission charges and include the reinvestment of BIF’s dividends and distributions. All index returns listed herein also include the reinvestment of dividends. The returns shown do not reflect the deduction of taxes a shareholder may pay on the redemption of Fund shares or Fund distributions.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other information about the Fund and should be read before investing. The Fund’s prospectus may be obtained by downloading it from the Fund’s web site or by calling 1-800-992-6757.

THE BERWYN FUNDS

2015 Annual Report

Berwyn Cornerstone Fund

a series of The Berwyn Funds

January 31, 2016

Dear Berwyn Cornerstone Fund Shareholder:

Berwyn Cornerstone Fund (“BCF”) ended 2015 with a net asset value of $13.31 compared to a net asset value of $15.83 as of December 31, 2014. Including an income dividend of $0.1219, our total return for the fourth quarter was 3.16 percent while our total return for the full year was a loss of 15.16 percent.

Our primary benchmarks, the S&P 500 and S&P MidCap 400 Indices generated total returns of 7.03 percent and 2.60 percent, respectively, for the fourth quarter. For the full year, their total returns were 1.38 percent and a loss of 2.18 percent, respectively.

After a strong absolute and relative performance in 2013, the BCF lagged its reference indices in 2014 and 2015. This year, 2016, is starting on a different note. Most apparent is the fact that the market leaders of the past year are experiencing significant weakness. At the time of this writing, stocks such as Amazon, Apple, Activision, Expedia, Netflix and Tesla have fallen from last year’s highs by an average of 28.9 percent. As opposed to last year, the BCF’s portfolio is outperforming its reference indices currently and we believe that a change in market leadership is well underway.

During 2015, the BCF’s portfolio contained a number of stocks that were directly related to basic commodities. In fact, we had too much exposure to the oil and gas industry. These high quality companies, such as Chevron, Devon Energy and Helmerich and Payne, were not purchased at historically high prices and appeared to offer good value. However, the relentless and extraordinary decline in the price of oil drove the stock prices of these companies even lower as the year progressed. In addition, the portfolio contained cyclical stocks such as Alcoa, Cliffs Natural Resources, Nucor and Reliance Steel and Aluminum. Again the underlying value of these companies was temporarily compromised by declines in the prices of aluminum, coal, iron ore and steel. Not immediately apparent was the fact that an economic slowdown was occurring in China that was adversely affecting the supply/demand ratio for basic materials and energy. Consequently, profitability within these areas was negatively affected as sales and margins declined. While we had expected weakness, and priced it into our valuation assumptions at the time of our purchases, we did not anticipate the severity of the oversupply conditions that eventually occurred.

We have maintained the majority of our investments in these commodity and energy related areas as we believe that the current oversupply of capacity is being dealt with in the short to intermediate term, and profitability can be restored to a level more indicative of their long-term earnings power. While there are significant obstacles to overcome, most industries have begun the process of reducing output and lowering their cost structure in order to rebuild profit margins. These cost reduction efforts include reducing headcount, selling non-core operations, recapitalizing the company and other measures designed to maximize cash flow. Furthermore, in some cases, the weakness in the sectors that we have discussed has been ongoing since 2008 and the probability of reaching an inflection point in the near future is high, in our opinion.

Many companies within these business sectors, most notably energy, will not be able to lower costs enough to survive and bankruptcies have already been seen and will probably continue. We believe that our investments have more than enough financial strength to survive this cyclical down-turn. While this does not make them immune from declining profitability, it should allow them to adequately navigate the decline and in certain cases, use their financial strength to take advantage of stock market price weakness by repurchasing shares, or making strategic acquisitions.

The best performing stocks in the BCF’s portfolio during the year were outside of the basic raw material/industrial parts of the economy while underperformers were concentrated in those same cyclical areas. Sony Corp, Carnival Corp and Microsoft were three of the strongest performers in the portfolio this year. All three companies are benefitting from new management teams who have implemented major operational and cultural changes and each company has seen tangible improvements in their financial results and a resulting increase in their market valuation.

On the negative side, Allegheny Technologies (ATI), Cliffs Natural Resources (CLF) and Peabody Energy (BTU) were our largest negative performers for the year. All three were directly affected by oversupply within their markets that caused erosion in their sales and profit margins. In the fourth quarter we sold all of the ATI and BTU holdings to lower the BCF’s tax exposure for the year. Although we also sold a portion of the BCF’s holding in CLF for tax purposes, a small position in this North American producer of iron ore pellets was maintained as the company appears to be making progress in stabilizing its financial situation.

As long-term value investors, we are optimistic about the BCF’s prospects for 2016. We believe that the BCF’s portfolio can be characterized as a diversified base of financially strong companies, having above average dividend yields, selling at historically attractive price-to-earnings ratios. The unusual level of volatility in the opening weeks of the new-year provides further evidence that changes in market trends and leadership are beginning to occur and we believe that our asset base will benefit from these nascent trends. Obviously, we cannot predict the future, but we would not be surprised if value investors find 2016 to be a better year than the recent past would suggest.

We appreciate your support and look forward to improved results in 2016.

Very truly yours,

The Killen Group, Inc.

Fund Performance for Periods Ended 12/31/15 (Average Annual Total Returns)
	One Year	Five Years	Ten Years
Berwyn Cornerstone Fund	-15.16%	5.10%	4.37%

Past performance is not a guarantee of future results. The investment return and the principal value of an investment in BCF will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.

The total and net expense ratios for Berwyn Cornerstone Fund for the year ended 12/31/15 were 1.81% and 1.25%, respectively. The Advisor has contractually agreed until at least May 1, 2017 to waive all or a portion of its management fees and/or reimburse other operating expenses so that BERCX’s total annual operating expenses (excluding Acquired Fund Fees and Expenses) do not exceed 1.25% of its average daily net assets. Fee waivers and/or expense reimbursements by the Advisor have positively impacted BERCX’s performance. Without such waivers and/or reimbursements performance would have been lower. Returns are before taxes and are net of all expenses, advisory fees and commission charges and include the reinvestment of BERCX’s dividends and distributions. All index returns referred to herein also include the reinvestment of dividends, distributions and interest. The returns shown do not reflect the deduction of taxes a shareholder may pay on the redemption of Fund shares or Fund distributions.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other information about the Fund and should be read before investing. The Fund’s prospectus may be obtained by downloading it from the Fund’s web site or by calling 1-800-992-6757.

BERWYN FUND SCHEDULE OF INVESTMENTS December 31, 2015
COMMON STOCKS — 98.8%	Shares	Value
CONSUMER DISCRETIONARY — 13.8%
AUTO COMPONENTS — 3.5%
China Automotive Systems, Inc. (a)	421,070	$1,928,501
Spartan Motors, Inc.	1,250,196	3,888,109
		5,816,610
AUTOMOBILES — 1.6%
Winnebago Industries, Inc.	135,957	2,705,544

HOUSEHOLD DURABLES — 4.0%
Hooker Furniture Corp.	270,493	6,827,243

LEISURE PRODUCTS — 1.8%
Callaway Golf Co.	314,978	2,967,093

SPECIALTY RETAIL — 0.9%
Christopher & Banks Corp. (a)	948,534	1,565,081

TEXTILES, APPAREL & LUXURY GOODS — 2.0%
Crocs, Inc. (a)	328,200	3,360,768

CONSUMER STAPLES — 0.6%
BEVERAGES — 0.6%
MGP Ingredients, Inc.	36,645	950,938

ENERGY — 3.4%
ENERGY EQUIPMENT & SERVICES — 1.5%
Newpark Resources, Inc. (a)	465,850	2,459,688

OIL, GAS & CONSUMABLE FUELS — 1.9%
Hallador Energy Co.	706,251	3,220,504

FINANCIALS — 11.0%
INSURANCE — 4.2%
Hallmark Financial Services, Inc. (a)	607,956	7,107,006

REAL ESTATE INVESTMENT TRUSTS (REITS) — 3.2%
Cedar Realty Trust, Inc.	770,630	5,456,060

THRIFTS & MORTGAGE FINANCE — 3.6%
Dime Community Bancshares, Inc.	343,838	6,013,727

BERWYN FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 98.8% (Continued)	Shares	Value
HEALTH CARE — 4.0%
BIOTECHNOLOGY — 4.0%
Myriad Genetics, Inc. (a)	154,900	$6,685,484

INDUSTRIALS — 28.4%
COMMERCIAL SERVICES & SUPPLIES — 10.2%
ACCO Brands Corp. (a)	642,632	4,581,966
Ennis, Inc.	255,100	4,910,675
Knoll, Inc.	232,296	4,367,165
McGrath RentCorp	131,237	3,305,860
		17,165,666
CONSTRUCTION & ENGINEERING — 4.1%
Granite Construction, Inc.	160,551	6,889,244

ELECTRICAL EQUIPMENT — 2.3%
Encore Wire Corp.	103,602	3,842,598

MACHINERY — 5.4%
FreightCar America, Inc.	249,181	4,841,587
Graham Corp.	259,032	4,356,918
		9,198,505
MARINE — 2.0%
Diana Shipping, Inc. (a)	768,689	3,343,797

PROFESSIONAL SERVICES — 4.4%
Navigant Consulting, Inc. (a)	224,932	3,612,408
RPX Corp. (a)	344,509	3,789,599
		7,402,007
INFORMATION TECHNOLOGY — 21.1%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 11.4%
Mercury Systems, Inc. (a)	382,530	7,023,251
Methode Electronics, Inc.	125,889	4,007,047
Plexus Corp. (a)	99,600	3,478,032
ScanSource, Inc. (a)	147,250	4,744,395
		19,252,725
IT SERVICES — 1.2%
Unisys Corp. (a)	178,725	1,974,911

BERWYN FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 98.8% (Continued)	Shares	Value
INFORMATION TECHNOLOGY — 21.1% (Continued)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 8.5%
Advanced Energy Industries, Inc. (a)	160,212	$4,522,784
Rudolph Technologies, Inc. (a)	421,736	5,997,086
Synaptics, Inc. (a)	48,014	3,857,445
		14,377,315
MATERIALS — 12.9%
CHEMICALS — 7.8%
Intrepid Potash, Inc. (a)	256,674	757,188
KMG Chemicals, Inc.	293,897	6,765,509
Landec Corp. (a)	476,140	5,632,736
		13,155,433
METALS & MINING — 2.3%
Stillwater Mining Co. (a)	450,403	3,859,954

PAPER & FOREST PRODUCTS — 2.8%
Deltic Timber Corp.	82,111	4,833,875

TELECOMMUNICATION SERVICES — 3.6%
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.6%
Vonage Holdings Corp. (a)	1,073,755	6,163,354

TOTAL COMMON STOCKS (Cost $162,036,805)		$166,595,130

MONEY MARKET FUND — 0.7%	Shares	Value
Fidelity Institutional Money Market Portfolio - Select Class, 0.23% (b) (Cost $1,131,639)	1,131,639	$1,131,639

TOTAL INVESTMENTS AT VALUE — 99.5% (Cost $163,168,444)		$167,726,769

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.5%		861,477

NET ASSETS — 100.0%		$168,588,246

(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of December 31, 2015.
See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS December 31, 2015
COMMON STOCKS — 19.7%	Shares	Value
CONSUMER DISCRETIONARY — 4.2%
AUTO COMPONENTS — 0.8%
Superior Industries International, Inc.	706,000	$13,004,520

HOTELS, RESTAURANTS & LEISURE — 0.7%
Carnival Corp.	230,000	12,530,400

HOUSEHOLD DURABLES — 1.0%
Sony Corp. - ADR	733,000	18,039,130

LEISURE EQUIPMENT & PRODUCTS — 0.8%
Mattel, Inc.	520,000	14,128,400

MEDIA — 0.9%
Scripps Networks Interactive, Inc. - Class A	288,744	15,941,556

CONSUMER STAPLES — 1.2%
BEVERAGES — 1.2%
Carlsberg A/S - Class B - ADR	1,110,000	19,769,100

FINANCIALS — 2.0%
BANKS — 0.4%
Huntington Bancshares, Inc.	624,000	6,901,440

INSURANCE — 0.6%
Aflac, Inc.	70,000	4,193,000
Hartford Financial Services Group, Inc. (The)	130,000	5,649,800
		9,842,800
REAL ESTATE INVESTMENT TRUSTS (REITS) — 1.0%
Mack-Cali Realty Corp.	759,000	17,722,650

HEALTH CARE — 3.5%
HEALTH CARE EQUIPMENT & SUPPLIES — 0.7%
CryoLife, Inc.	1,115,955	12,029,995

HEALTH CARE PROVIDERS & SERVICES — 1.7%
Landauer, Inc.	478,698	15,758,738
Quest Diagnostics, Inc.	187,000	13,303,180
		29,061,918

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 19.7% (Continued)	Shares	Value
HEALTH CARE — 3.5% (Continued)
PHARMACEUTICALS — 1.1%
GlaxoSmithKline plc - ADR	500,000	$20,175,000

INDUSTRIALS — 2.5%
COMMERCIAL SERVICES & SUPPLIES — 1.8%
Ennis, Inc.	496,875	9,564,844
Pitney Bowes, Inc.	1,027,500	21,217,875
		30,782,719
ELECTRICAL EQUIPMENT — 0.3%
LSI Industries, Inc.	432,787	5,275,673

INDUSTRIAL CONGLOMERATES — 0.4%
Koninklijke Philips N.V.	270,100	6,874,045

INFORMATION TECHNOLOGY — 4.5%
COMMUNICATIONS EQUIPMENT — 1.4%
Brocade Communications Systems, Inc.	365,500	3,355,290
Nokia Corp. - ADR	1,900,000	13,338,000
PCTEL, Inc. (a)	1,621,116	7,376,078
		24,069,368
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.7%
Corning, Inc.	1,065,000	19,468,200
CTS Corp.	430,000	7,585,200
FLIR Systems, Inc.	690,000	19,368,300
		46,421,700
SOFTWARE — 0.4%
CA, Inc.	121,000	3,455,760
Symantec Corp.	209,000	4,389,000
		7,844,760
MATERIALS — 0.4%
METALS & MINING — 0.4%
Alcoa, Inc.	630,000	6,218,100
Gold Resource Corp.	800,000	1,328,000
		7,546,100
UTILITIES — 1.4%
ELECTRIC UTILITIES — 1.4%
Exelon Corp.	420,000	11,663,400
FirstEnergy Corp.	408,000	12,945,840
		24,609,240

TOTAL COMMON STOCKS (Cost $327,930,215)		$342,570,514

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
PREFERRED STOCKS — 6.4%	Shares	Value
ENERGY — 0.3%
OIL, GAS & CONSUMABLE FUELS — 0.3%
Chesapeake Energy Corp., 5.00% CV	293,456	$5,135,480

FINANCIALS — 3.5%
CAPITAL MARKETS — 0.2%
Affiliated Managers Group, Inc., 6.375%	129,568	3,454,283

REAL ESTATE INVESTMENT TRUSTS (REITS) — 2.3%
Alexandria Real Estate Equity, Inc., 7.00% - Series D CV	386,091	10,613,641
FelCor Lodging Trust, Inc., 7.80%	1,161,738	29,217,711
		39,831,352
THRIFTS & MORTGAGE FINANCE — 1.0%
New York Community Capital Trust V, 6.00% CV	376,496	18,655,377

INDUSTRIALS — 1.6%
COMMERCIAL SERVICES & SUPPLIES — 1.6%
Pitney Bowes, Inc., 6.70%	1,012,954	27,309,240

MATERIALS — 0.4%
METALS & MINING — 0.4%
Alcoa, Inc., 5.375%	208,368	6,940,738

UTILITIES — 0.6%
ELECTRIC UTILITIES — 0.6%
Exelon Corp., 6.50%	264,861	10,718,925

TOTAL PREFERRED STOCKS (Cost $131,222,918)		$112,045,395

CORPORATE BONDS — 63.1%	Par Value	Value
CONSUMER DISCRETIONARY — 13.7%
HOTELS, RESTAURANTS & LEISURE — 4.2%
Carnival Corp., 1.20%, due 02/05/16	$49,159,000	$49,174,288
Ruby Tuesday, Inc., 7.625%, due 05/15/20	20,000,000	19,500,000
Starbucks Corp., 0.875%, due 12/05/16	4,547,000	4,538,875
		73,213,163
HOUSEHOLD DURABLES — 1.2%
D.R. Horton, Inc., 5.625%, due 01/15/16	8,703,000	8,703,000
Newell Rubbermaid, Inc., 2.05%, due 12/01/17	12,507,000	12,283,612
		20,986,612

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 63.1% (Continued)	Par Value	Value
CONSUMER DISCRETIONARY — 13.7% (Continued)
LEISURE PRODUCTS — 1.6%
Brunswick Corp., 144A, 4.625%, due 05/15/21	$15,208,000	$15,169,980
Brunswick Corp., 7.125%, due 08/01/27	9,375,000	9,937,500
Mattel, Inc., 2.50%, due 11/01/16	2,715,000	2,741,487
		27,848,967
MEDIA — 1.7%
Scripps Networks Interactive, Inc., 2.70%, due 12/15/16	30,084,000	30,297,687

MULTI-LINE RETAIL — 1.8%
Family Dollar Stores, Inc., 5.00%, due 02/01/21	29,962,000	30,675,845

SPECIALTY RETAIL — 3.2%
Best Buy Co., Inc., 3.75%, due 03/15/16	16,490,000	16,549,364
Best Buy Co., Inc., 5.00%, due 08/01/18	3,000,000	3,115,500
Best Buy Co., Inc., 5.50%, due 03/15/21	34,183,000	35,379,405
		55,044,269
CONSUMER STAPLES — 14.4%
BEVERAGES — 1.7%
Dr Pepper Snapple Group, Inc., 2.90%, due 01/15/16	30,109,000	30,120,140

FOOD & STAPLES RETAILING — 2.9%
Costco Wholesale Corp., 1.125%, due 12/15/17	22,445,000	22,425,248
Wal-Mart Stores, Inc., 4.00%, due 04/11/43	29,184,000	28,340,203
		50,765,451
FOOD PRODUCTS — 9.8%
ConAgra Foods, Inc., 1.30%, due 01/25/16	51,049,000	51,056,453
General Mills, Inc., 0.875%, due 01/29/16	40,882,000	40,877,217
General Mills, Inc., 4.15%, due 02/15/43	25,800,000	24,102,721
Hershey Co., 1.50%, due 11/01/16	2,140,000	2,150,035
Kellogg Co., 4.45%, due 05/30/16	51,250,000	51,923,220
		170,109,646
ENERGY — 0.1%
OIL, GAS & CONSUMABLE FUELS — 0.1%
Chesapeake Energy Corp., 2.50%, due 05/15/37 CV	6,000,000	2,820,000

FINANCIALS — 1.4%
REAL ESTATE INVESTMENT TRUSTS (REITS) — 1.4%
Spirit Realty Capital, Inc., 2.875%, due 05/15/19 CV	12,715,000	12,150,772
Spirit Realty Capital, Inc., 3.75%, due 05/15/21	10,760,000	10,181,650
Welltower, Inc., 4.95%, due 01/15/21	1,721,000	1,845,198
		24,177,620

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 63.1% (Continued)	Par Value	Value
HEALTH CARE — 10.3%
BIOTECHNOLOGY — 3.1%
Amgen, Inc., 2.30%, due 06/15/16	$23,352,000	$23,486,367
Amgen, Inc., 2.50%, due 11/15/16	29,262,000	29,565,301
		53,051,668
HEALTH CARE EQUIPMENT & SUPPLIES — 1.7%
C.R. Bard, Inc., 2.875%, due 01/15/16	29,269,000	29,283,547

HEALTH CARE PROVIDERS & SERVICES — 4.2%
Express Scripts Holding Co., 3.125%, due 05/15/16	30,420,000	30,622,993
HealthSouth Corp., 5.75%, due 11/01/24	20,618,000	19,664,417
Quest Diagnostics, Inc., 3.20%, due 04/01/16	23,540,000	23,646,330
		73,933,740
PHARMACEUTICALS — 1.3%
Pfizer, Inc., 5.60%, due 09/15/40	19,677,000	22,651,494

INDUSTRIALS — 4.5%
COMMUNICATIONS EQUIPMENT — 4.5%
Brocade Communications Systems, Inc., 4.625%, due 01/15/23	36,456,000	34,633,200
Juniper Networks, Inc., 3.10%, due 03/15/16	43,078,000	43,215,548
		77,848,748
INFORMATION TECHNOLOGY — 18.7%
COMMUNICATIONS EQUIPMENT — 5.2%
Ciena Corp., 0.875%, due 06/15/17 CV	51,520,000	50,521,800
Nokia Corp., 5.375%, due 05/15/19	13,014,000	13,796,792
Nokia Corp., 6.625%, due 05/15/39	25,801,000	26,397,777
		90,716,369
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.3%
Corning, Inc., 1.45%, due 11/15/17	13,165,000	13,052,492
FLIR Systems, Inc., 3.75%, due 09/01/16	10,068,000	10,213,341
		23,265,833
IT SERVICES — 4.0%
WEX, Inc., 144A, 4.75%, due 02/01/23	35,830,000	32,605,300
Xerox Corp., 6.40%, due 03/15/16	36,776,000	37,114,817
		69,720,117
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.4%
Altera Corp., 1.75%, due 05/15/17	24,124,000	24,217,529

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 63.1% (Continued)	Par Value	Value
INFORMATION TECHNOLOGY — 18.7% (Continued)
SOFTWARE — 4.4%
Nuance Communications, Inc., 2.75%, due 11/01/31 CV	$46,088,000	$46,404,855
Symantec Corp., 2.75%, due 06/15/17	3,270,000	3,265,723
TiVo, Inc., 2.00%, due 10/01/21 CV	30,257,000	26,172,305
		75,842,883
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 2.4%
Apple, Inc., 3.85%, due 05/04/43	27,781,000	25,594,997
NetApp, Inc., 3.25%, due 12/15/22	17,795,000	16,805,313
		42,400,310
TOTAL CORPORATE BONDS (Cost $1,096,241,985)		$1,098,991,638

MONEY MARKET FUNDS — 10.6%	Shares	Value
Fidelity Institutional Money Market Portfolio - Select Class, 0.23% (b)	88,212,175	$88,212,175
Invesco STIT-STIC Prime Portfolio (The) - Institutional Class, 0.26% (b)	8,089,349	8,089,349
Wells Fargo Advantage Heritage Money Market Fund - Institutional Class, 0.24% (b)	88,212,174	88,212,174
TOTAL MONEY MARKET FUNDS (Cost $184,513,698)		$184,513,698

TOTAL INVESTMENTS AT VALUE — 99.8% (Cost $1,739,908,816)		$1,738,121,245

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.2%		3,972,174

NET ASSETS — 100.0%		$1,742,093,419

ADR - American Depositary Receipt.

CV - Convertible Security.

144A - This is a restricted security that was sold in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers.

(a)	The Fund owned 5% or more of the company’s outstanding voting shares thereby making the company an affiliated company as that term is defined in the Investment Company Act of 1940 (Note 5).
(b)	The rate shown is the 7-day effective yield as of December 31, 2015.
See Accompanying Notes to Financial Statements.

BERWYN CORNERSTONE FUND SCHEDULE OF INVESTMENTS December 31, 2015
COMMON STOCKS — 86.5%	Shares	Value
CONSUMER DISCRETIONARY — 11.4%
AUTOMOBILES — 4.9%
General Motors Co.	15,545	$528,686
Thor Industries, Inc.	5,375	301,806
		830,492
HOTELS, RESTAURANTS & LEISURE — 2.8%
Carnival Corp.	8,500	463,080

HOUSEHOLD DURABLES — 1.8%
Sony Corp. - ADR	12,000	295,320

SPECIALTY RETAIL — 1.9%
GameStop Corp. - Class A	11,600	325,264

ENERGY — 9.0%
ENERGY EQUIPMENT & SERVICES — 2.5%
Helmerich & Payne, Inc.	7,825	419,029

OIL, GAS & CONSUMABLE FUELS — 6.5%
Chevron Corp.	5,550	499,278
Devon Energy Corp.	6,000	192,000
Suncor Energy, Inc.	15,550	401,190
		1,092,468
FINANCIALS — 11.8%
BANKS — 5.7%
JPMorgan Chase & Co.	8,000	528,240
Wells Fargo & Co.	8,000	434,880
		963,120
INSURANCE — 6.1%
Assured Guaranty Ltd.	20,800	549,744
Unum Group	14,050	467,725
		1,017,469
HEALTH CARE — 3.0%
PHARMACEUTICALS — 3.0%
GlaxoSmithKline plc - ADR	12,700	512,445

INDUSTRIALS — 8.3%
COMMERCIAL SERVICES & SUPPLIES — 3.3%
Pitney Bowes, Inc.	26,725	551,871

BERWYN CORNERSTONE FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 86.5% (Continued)	Shares	Value
INDUSTRIALS — 8.3% (Continued)
CONSTRUCTION & ENGINEERING — 3.1%
Jacobs Engineering Group, Inc. (a)	12,500	$524,375

MACHINERY — 1.9%
Joy Global, Inc.	25,000	315,250

INFORMATION TECHNOLOGY — 23.7%
COMMUNICATIONS EQUIPMENT — 3.0%
ADTRAN, Inc.	30,000	516,600

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 9.4%
Corning, Inc.	28,625	523,265
FLIR Systems, Inc.	18,625	522,804
Itron, Inc. (a)	14,650	530,037
		1,576,106
SOFTWARE — 7.5%
CA, Inc.	21,050	601,188
Microsoft Corp.	3,870	214,707
Symantec Corp.	21,000	441,000
		1,256,895
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 3.8%
BlackBerry Ltd. (a)	68,760	638,093

MATERIALS — 9.6%
CHEMICALS — 2.7%
Mosaic Co. (The)	16,400	452,476

METALS & MINING — 6.9%
Alcoa, Inc.	52,650	519,655
Cliffs Natural Resources, Inc. (a)	100,000	158,000
Nucor Corp.	12,100	487,630
		1,165,285
UTILITIES — 9.7%
ELECTRIC UTILITIES — 9.7%
Exelon Corp.	19,000	527,630
FirstEnergy Corp.	17,335	550,040
PPL Corp.	16,000	546,080
		1,623,750

TOTAL COMMON STOCKS (Cost $14,707,617)		$14,539,388

BERWYN CORNERSTONE FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 11.8%	Shares	Value
Fidelity Institutional Money Market Portfolio - Select Class, 0.23% (b)	798,073	$798,073
Invesco STIT-STIC Prime Portfolio (The) - Institutional Class, 0.26% (b)	407,117	407,117
Wells Fargo Advantage Heritage Money Market Fund - Institutional Class, 0.24% (b)	785,970	785,970
TOTAL MONEY MARKET FUNDS (Cost $1,991,160)		$1,991,160

TOTAL INVESTMENTS AT VALUE — 98.3% (Cost $16,698,777)		$16,530,548

OTHER ASSETS IN EXCESS OF LIABILITIES — 1.7%		286,340

NET ASSETS — 100.0%		$16,816,888

ADR - American Depositary Receipt.

(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of December 31, 2015.
See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS STATEMENTS OF ASSETS AND LIABILITIES December 31, 2015
	BERWYN FUND	BERWYN INCOME FUND	BERWYN CORNERSTONE FUND
Assets
Investments in Securities:
Unaffiliated Investments, At Value (Cost $163,168,444, $1,724,850,190 and $16,698,777) (Note 2)	$167,726,769	$1,730,745,167	$16,530,548
Affiliated Investments, At Value (Cost $15,058,626 for Berwyn Income Fund) (Notes 2 and 5)	—	7,376,078	—
Total Investments, At Value (Cost $163,168,444, $1,739,908,816 and $16,698,777) (Notes 2 and 5)	167,726,769	1,738,121,245	16,530,548
Receivables:
Dividends and Interest	21,814	10,427,263	20,040
Investment Securities Sold	794,897	800,809	—
Fund Shares Sold	321,727	1,430,435	279,325
Other Assets	13,342	29,140	7,406
Total Assets	168,878,549	1,750,808,892	16,837,319

Liabilities
Payables:
Investment Securities Purchased	—	1,486,885	—
Fund Shares Redeemed	73,153	6,165,841	—
Accrued Investment Advisory Fees (Note 5)	158,086	765,932	626
Accrued Administration Fees (Note 5)	18,840	160,525	3,940
Accrued Compliance Fees (Note 5)	1,389	1,389	1,389
Other Accrued Expenses	38,835	134,901	14,476
Total Liabilities	290,303	8,715,473	20,431

Net Assets	$168,588,246	$1,742,093,419	$16,816,888

Net Assets Consist of:
Paid-in Capital	$164,456,055	$1,785,306,993	$17,581,171
Undistributed (Distributions in Excess of) Net Investment Income	—	(319,580)	36
Accumulated Net Realized Losses From Security Transactions	(426,134)	(41,106,423)	(596,090)
Net Unrealized Appreciation (Depreciation) on Investment Securities	4,558,325	(1,787,571)	(168,229)
Net Assets	$168,588,246	$1,742,093,419	$16,816,888

Shares of Beneficial Interest Outstanding (No Par Value, Unlimited Authorized)	6,329,999	135,584,589	1,263,401

Net Asset Value and Offering Price Per Share	$26.63	$12.85	$13.31

Minimum Redemption Price Per Share (Note 2)	$26.36	$12.72	$13.18

See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS STATEMENTS OF OPERATIONS For the Year Ended December 31, 2015
	BERWYN FUND	BERWYN INCOME FUND	BERWYN CORNERSTONE FUND
Investment Income
Dividends from Unaffiliated Issuers	$2,041,047	$27,767,871	$388,893
Dividends from Affiliated Issuers (Note 5)	34,259	2,528,324	—
Foreign Withholding Taxes on Dividends	—	(47,642)	(2,183)
Interest	—	32,130,995	—
Total Investment Income	2,075,306	62,379,548	386,710

Expenses
Investment Advisory Fees (Note 5)	2,661,400	10,975,439	160,757
Administration Fees (Note 5)	286,030	2,152,050	48,140
Sub Transfer Agent Fees (Note 5)	62,720	419,617	4,103
Custodian and Bank Service Fees	37,728	140,754	3,371
Registration and Filing Fees	36,302	102,522	27,059
Trustees’ Fees and Expenses (Note 5)	41,563	41,563	41,563
Professional Fees	32,068	32,068	24,548
Shareholder Report Printing	11,107	56,007	2,314
Insurance	14,137	39,038	989
Compliance Services Fees (Note 5)	13,382	13,382	13,382
Borrowing Costs (Note 7)	957	—	—
Other Expenses	43,937	137,251	15,289
Total Expenses Before Fee Waivers by Advisor	3,241,331	14,109,691	341,515
Less Fee Waivers by Advisor (Note 5)	—	—	(105,108)
Net Expenses	3,241,331	14,109,691	236,407

Net Investment Income (Loss)	(1,166,025)	48,269,857	150,303

Realized and Unrealized Gains (Losses) on Investments
Net Realized Gains (Losses) from Sales of Unaffiliated Investment Securities	895,547	(23,355,633)	(576,020)
Net Realized Gains from Sales of Affiliated Investment Securities (Note 5)	3,573,790	1,192,167	—
Net Change in Net Unrealized Appreciation (Depreciation) on Unaffiliated Investment Securities	(36,823,536)	(93,109,984)	(2,614,682)
Net Increase from Payment by Advisor due to the Disposal of Investments in Violation of Investment Restrictions	—	0 *	—
Net Change in Net Unrealized Appreciation (Depreciation) on Affiliated Investment Securities (Note 5)	(1,709,322)	(777,510)	—
Net Realized and Unrealized Losses on Investments	(34,063,521)	(116,050,960)	(3,190,702)

Net Decrease in Net Assets Resulting from Operations	$(35,229,546)	$(67,781,103)	$(3,040,399)

*	See Note 5.
See Accompanying Notes to Financial Statements.

BERWYN FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended 12/31/15	Year Ended 12/31/14
Operations
Net Investment Loss	$(1,166,025)	$(1,445,185)
Net Realized Gains from Sales of Investment Securities	4,469,337	59,165,011
Net Change in Net Unrealized Appreciation (Depreciation) on Investment Securities	(38,532,858)	(80,263,125)
Net Decrease in Net Assets Resulting from Operations	(35,229,546)	(22,543,299)

Distributions to Shareholders
From Realized Gains from Sales of Investment Securities	(3,673,986)	(57,876,340)

Capital Share Transactions
Proceeds from Shares Sold	22,602,457	65,175,310
Net Asset Value of Shares Issued in Reinvestment of Distributions to Shareholders	3,606,760	56,868,829
Proceeds from Redemption Fees Collected (Note 2)	14,168	40,318
Shares Redeemed	(164,832,124)	(214,452,126)
Net Decrease in Net Assets from Capital Share Transactions	(138,608,739)	(92,367,669)

Total Decrease in Net Assets	(177,512,271)	(172,787,308)

Net Assets
Beginning of Year	346,100,517	518,887,825
End of Year	$168,588,246	$346,100,517

Undistributed Net Investment Income	$—	$—

Capital Share Activity
Shares Sold	732,929	1,694,042
Shares Reinvested	133,091	1,770,519
Shares Redeemed	(5,421,903)	(5,654,952)
Net Decrease from Capital Share Transactions	(4,555,883)	(2,190,391)
Shares Outstanding, Beginning of Year	10,885,882	13,076,273
Shares Outstanding, End of Year	6,329,999	10,885,882

See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended 12/31/15	Year Ended 12/31/14
Operations
Net Investment Income	$48,269,857	$57,689,943
Net Realized Gains (Losses) from Sales of Investment Securities	(22,163,466)	87,743,277
Net Increase from Payment by Advisor due to the Disposal of Investments in Violation of Investment Restrictions	0 *	—
Net Change in Net Unrealized Appreciation (Depreciation) on Investment Securities	(93,887,494)	(69,423,154)
Net Increase (Decrease) in Net Assets Resulting from Operations	(67,781,103)	76,010,066

Distributions to Shareholders
From Net Investment Income	(48,929,980)	(61,452,155)
From Realized Gains from Sales of Investment Securities	(366,480)	(95,884,086)
Decrease in Net Assets Resulting from Distributions to Shareholders	(49,296,460)	(157,336,241)

Capital Share Transactions
Proceeds from Shares Sold	308,146,677	914,123,223
Net Asset Value of Shares Issued in Reinvestment of Distributions to Shareholders	46,909,791	149,939,659
Proceeds from Redemption Fees Collected (Note 2)	145,207	388,905
Shares Redeemed	(1,069,472,830)	(527,067,620)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(714,271,155)	537,384,167

Total Increase (Decrease) in Net Assets	(831,348,718)	456,057,992

Net Assets
Beginning of Year	2,573,442,137	2,117,384,145
End of Year	$1,742,093,419	$2,573,442,137

Distributions in Excess of Net Investment Income	$(319,580)	$(1,124,713)

Capital Share Activity
Shares Sold	22,916,492	64,238,034
Shares Reinvested	3,562,044	10,863,117
Shares Redeemed	(79,999,142)	(37,182,778)
Net Increase (Decrease) from Capital Share Transactions	(53,520,606)	37,918,373
Shares Outstanding, Beginning of Year	189,105,195	151,186,822
Shares Outstanding, End of Year	135,584,589	189,105,195

*	See Note 5.
See Accompanying Notes to Financial Statements.

BERWYN CORNERSTONE FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended 12/31/15	Year Ended 12/31/14
Operations
Net Investment Income	$150,303	$153,484
Net Realized Gains (Losses) from Sales of Investment Securities	(576,020)	1,887,734
Net Change in Net Unrealized Appreciation (Depreciation) on Investment Securities	(2,614,682)	(2,376,777)
Net Decrease in Net Assets Resulting from Operations	(3,040,399)	(335,559)

Distributions to Shareholders
From Net Investment Income	(150,267)	(153,559)
From Realized Gains from Sales of Investment Securities	—	(1,884,946)
Decrease in Net Assets Resulting from Distributions to Shareholders	(150,267)	(2,038,505)

Capital Share Transactions
Proceeds from Shares Sold	1,890,834	7,055,226
Net Asset Value of Shares Issued in Reinvestment of Distributions to Shareholders	148,955	2,032,239
Proceeds from Redemption Fees Collected (Note 2)	10	1,873
Shares Redeemed	(3,628,598)	(4,878,658)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,588,799)	4,210,680

Total Increase (Decrease) in Net Assets	(4,779,465)	1,836,616

Net Assets
Beginning of Year	21,596,353	19,759,737
End of Year	$16,816,888	$21,596,353

Undistributed Net Investment Income	$36	$—

Capital Share Activity
Shares Sold	133,014	393,976
Shares Reinvested	11,100	127,325
Shares Redeemed	(245,288)	(278,420)
Net Increase (Decrease) from Capital Share Transactions	(101,174)	242,881
Shares Outstanding, Beginning of Year	1,364,575	1,121,694
Shares Outstanding, End of Year	1,263,401	1,364,575

See Accompanying Notes to Financial Statements.

BERWYN FUND FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
	Years Ended
	12/31/2015	12/31/2014	12/31/2013	12/31/2012	12/31/2011
Net Asset Value, Beginning of Year	$31.79	$39.68	$32.02	$28.76	$28.28

Income (Loss) from Investment Operations
Net Investment Income (Loss)	(0.18)	(0.13)	(0.08)	0.06	(0.00	)(a)
Net Realized and Unrealized Gains (Losses) on Investment Securities	(4.39)	(1.64)	11.46	5.25	0.97
Total Income (Loss) from Investment Operations	(4.57)	(1.77)	11.38	5.31	0.97

Less Distributions
Dividends from Net Investment Income	—	—	—	(0.06)	—
Distributions from Net Realized Gains from Sales of Investment Securities	(0.59)	(6.12)	(3.73)	(2.01)	(0.50)
Total Distributions	(0.59)	(6.12)	(3.73)	(2.07)	(0.50)

Proceeds from Redemption Fees Collected (Note 2)	0.00 (a)	0.00 (a)	0.01	0.02	0.01

Net Asset Value, End of Year	$26.63	$31.79	$39.68	$32.02	$28.76

Total Return	(14.41%)	(4.62%)	35.58%	18.67%	3.45%

Ratios/Supplemental Data:
Net Assets, End of Year (000’s)	$168,588	$346,101	$518,888	$301,639	$226,577

Ratio of Expenses to Average Net Assets	1.22%	1.16%	1.18%	1.19%	1.21%

Ratio of Net Investment Income (Loss) to Average Net Assets	(0.44%)	(0.33%)	(0.23%)	0.20%	(0.02%)

Portfolio Turnover Rate	11%	17%	29%	30%	30%

(a)	Amount rounds to less than $0.01 per share.
See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
	Years Ended
	12/31/2015		12/31/2014	12/31/2013	12/31/2012	12/31/2011
Net Asset Value, Beginning of Year	$13.61		$14.01	$13.15	$12.87	$13.26

Income (Loss) from Investment Operations
Net Investment Income	0.31		0.32	0.30	0.38	0.44
Net Realized and Unrealized Gains (Losses) on Investment Securities	(0.76)		0.15	1.76	0.63	(0.04)
Total Income (Loss) from Investment Operations	(0.45)		0.47	2.06	1.01	0.40

Less Distributions
Dividends from Net Investment Income	(0.31)		(0.34)	(0.30)	(0.38)	(0.44)
Distributions from Net Realized Gains from Sales of Investment Securities	(0.00	)(a)	(0.53)	(0.90)	(0.35)	(0.35)
Total Distributions	(0.31)		(0.87)	(1.20)	(0.73)	(0.79)

Proceeds from Redemption Fees Collected (Note 2)	0.00	(a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)

Net Asset Value, End of Year	$12.85		$13.61	$14.01	$13.15	$12.87

Total Return	(3.30%	)(b)	3.32%	15.83%	7.96%	3.09%

Ratios/Supplemental Data:
Net Assets, End of Year (000’s)	$1,742,093		$2,573,442	$2,117,384	$1,446,735	$1,311,981

Ratio of Expenses to Average Net Assets	0.64%		0.61%	0.63%	0.64%	0.65%

Ratio of Net Investment Income to Average Net Assets	2.18%		2.28%	2.22%	2.85%	3.32%

Portfolio Turnover Rate	45%		45%	64%	51%	71%

(a)	Amount rounds to less than $0.01 per share.
(b)

The Fund received payment from the Advisor of $1,601,595 for losses realized on the disposal of investments purchased in violation of investment restrictions, which otherwise would have reduced the total return by 0.07% (Note 5).

See Accompanying Notes to Financial Statements.

BERWYN CORNERSTONE FUND FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
	Years Ended
	12/31/2015	12/31/2014	12/31/2013	12/31/2012	12/31/2011
Net Asset Value, Beginning of Year	$15.83	$17.62	$13.95	$12.93	$13.42

Income (Loss) from Investment Operations
Net Investment Income	0.12	0.12	0.14	0.17	0.14
Net Realized and Unrealized Gains (Losses) on Investment Securities	(2.52)	(0.28)	5.24	1.50	(0.49)
Total Income (Loss) from Investment Operations	(2.40)	(0.16)	5.38	1.67	(0.35)

Less Distributions
Dividends from Net Investment Income	(0.12)	(0.12)	(0.14)	(0.17)	(0.14)
Distributions from Net Realized Gains from Sales of Investment Securities	—	(1.51)	(1.57)	(0.48)	—
Total Distributions	(0.12)	(1.63)	(1.71)	(0.65)	(0.14)

Proceeds from Redemption Fees Collected (Note 2)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)

Net Asset Value, End of Year	$13.31	$15.83	$17.62	$13.95	$12.93

Total Return	(15.16%)	(0.97%)	38.64%	13.02%	(2.59%)

Ratios/Supplemental Data:
Net Assets, End of Year (000’s)	$16,817	$21,596	$19,760	$13,790	$11,020

Ratio of Total Expenses to Average Net Assets	1.81%	1.68%	1.76%	1.89%	1.95%

Ratio of Net Expenses to Average Net Assets (b)	1.25%	1.25%	1.25%	1.25%	1.25%

Ratio of Net Investment Income to Average Net Assets	0.24%	0.28%	0.34%	0.62%	0.42%

Ratio of Net Investment Income to Average Net Assets (b)	0.80%	0.71%	0.85%	1.26%	1.12%

Portfolio Turnover Rate	30%	38%	32%	22%	22%

(a)	Amount rounds to less than $0.01 per share.
(b)	After advisory fee waivers by the Advisor (Note 5).
See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS
December 31, 2015

1. ORGANIZATION

Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund (individually, a “Fund,” and, collectively, the “Funds”) are each a no-load series of The Berwyn Funds (the “Trust”), a Delaware Statutory Trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Berwyn Fund’s primary investment objective is to achieve long-term capital appreciation; current income is a secondary consideration.

Berwyn Income Fund’s investment objective is to provide investors with current income while seeking to preserve capital by taking, in the opinion of the Advisor, reasonable investment risks.

Berwyn Cornerstone Fund’s investment objective is to achieve long-term capital appreciation; current income is a secondary consideration.

2. ACCOUNTING POLICIES

The following is a summary of the Funds’ significant accounting policies used in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Funds follow accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Security Valuation: The Funds’ securities are valued at their market value, which usually means the last quoted sales price on a security’s principal exchange or, in the case of an equity security traded on the National Association of Dealers’ Automated Quotation System (“NASDAQ”), its NASDAQ Official Closing Price. Securities not traded on the valuation date and securities not listed on an exchange (including NASDAQ) are valued at the last quoted bid price. Fixed income securities are generally valued using prices provided by an independent pricing service. The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities in determining these prices. All other securities, including securities in which the quotations are considered by the Funds’ investment advisor to be unreliable due to significant market or other events, are priced at their fair value as determined in good faith pursuant to procedures adopted by the Board of Trustees (the “Board”) and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Factors in determining portfolio investments subject to fair value determination include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; infrequency of

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

sales; the thinness of the market; the size of reported trades; a temporary lapse in the provision of prices by a reliable pricing source; and actions of the securities markets, such as the suspension or limitation of trading.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

●

Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

●

Level 3 – model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Corporate Bonds held by Berwyn Income Fund are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2015, by security type:

Berwyn Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$166,595,130	$—	$—	$166,595,130
Money Market Fund	1,131,639	—	—	1,131,639
Total	$167,726,769	$—	$—	$167,726,769

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Berwyn Income Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$342,570,514	$—	$—	$342,570,514
Preferred Stocks	112,045,395	—	—	112,045,395
Corporate Bonds	—	1,098,991,638	—	1,098,991,638
Money Market Funds	184,513,698	—	—	184,513,698
Total	$639,129,607	$1,098,991,638	$—	$1,738,121,245

Berwyn Cornerstone Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$14,539,388	$—	$—	$14,539,388
Money Market Funds	1,991,160	—	—	1,991,160
Total	$16,530,548	$—	$—	$16,530,548

Refer to each Fund’s Schedule of Investments for a listing of the securities by security type and sector or industry type. As of December 31, 2015, the Funds did not have any transfers into and out of any Level. The Funds did not have any derivative instruments or assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of December 31, 2015. It is the Funds’ policy to recognize transfers into and out of all Levels at the end of the reporting period.

Share Valuation: The net asset value per share of each Fund is determined daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of the Funds are subject to a redemption fee of 1% if redeemed in less than 60 days from the date of purchase. For the years ended December 31, 2015 and 2014, proceeds from redemption fees totaled $14,168 and $40,318, respectively, for Berwyn Fund; $145,207 and $388,905, respectively, for Berwyn Income Fund; and $10 and $1,873, respectively, for Berwyn Cornerstone Fund.

Securities Transactions and Investment Income: Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are accreted or amortized using the effective interest method.

Distributions to Shareholders: Dividends arising from net investment income, if any, are declared and paid annually to shareholders of Berwyn Fund and Berwyn Cornerstone Fund and are declared and paid quarterly to shareholders of Berwyn Income Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Distributions are recorded on the ex-date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP.

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Common Expenses: Common expenses of the Trust are allocated among the Funds based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). By so qualifying, the Funds will not be subject to federal income taxes to the extent that each Fund distributes its net investment income and any net realized capital gains in accordance with the Code. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

3. SECURITY TRANSACTIONS

Purchases and sales of investment securities, other than short-term investments and U.S. government securities, were as follows for the year ended December 31, 2015:

	Berwyn Fund	Berwyn Income Fund	Berwyn Cornerstone Fund
Purchases of investment securities	$27,865,020	$638,151,421	$4,879,688
Proceeds from sales and maturities of investment securities	$174,957,852	$935,694,781	$5,437,270

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

4. TAX MATTERS

The tax character of dividends and distributions paid during the years ended December 31, 2015 and 2014 was as follows:

	Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Berwyn Fund	12/31/2015	$—	$3,673,986	$3,673,986
	12/31/2014	$2,560,867	$55,315,473	$57,876,340
Berwyn Income Fund	12/31/2015	$48,929,980	$366,480	$49,296,460
	12/31/2014	$61,452,155	$ 95,884,086	$157,336,241
Berwyn Cornerstone Fund	12/31/2015	$150,267	$—	$150,267
	12/31/2014	$153,559	$1,884,946	$2,038,505

The following information is computed on a tax basis for each item as of December 31, 2015:

	Berwyn Fund	Berwyn Income Fund	Berwyn Cornerstone Fund
Tax Cost of Portfolio Investments	$163,594,578	$1,741,218,581	$16,709,355
Gross Unrealized Appreciation	$33,913,936	$55,592,020	$1,442,900
Gross Unrealized Depreciation	(29,781,745)	(58,689,356)	(1,621,707)
Net Unrealized Appreciation (Deprecation) on Investment Securities	4,132,191	(3,097,336)	(178,807)
Undistributed Ordinary Income	—	—	36
Capital Loss Carryforwards	—	(39,796,658)	(585,512)
Other Temporary Differences	—	(319,580)	—
Total Distributable Earnings (Deficit)	$4,132,191	$(43,213,574)	$(764,283)

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for each Fund is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These “book/tax” difference are temporary in nature and are due to the tax deferral of losses on wash sales and the accrual of interest on certain convertible bonds for tax purposes.

As of December 31, 2015, Berwyn Income Fund has short-term capital loss carryfowards of $29,755,146 and long-term capital loss carryfowards of $10,041,512 and Berwyn Cornerstone has long-term capital loss carryforwards of $585,512 for federal income tax purposes. These capital loss carryforwards, which do not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

During the year ended December 31, 2015, Berwyn Fund reclassified $184,416 and $981,609 of net investment loss against net realized gains from securities transactions and paid-in capital, respectively on the Statements of Assets and Liabilities. Berwyn Income Fund reclassified $14,555 and $1,450,701 of net investment loss against net realized gains from securities transactions and paid-in capital, respectively, on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, had no effect on each Fund’s net assets or net asset value per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2012 through December 31, 2015) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

5. TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY AGREEMENTS

The Funds’ investments are managed by The Killen Group, Inc. (the “Advisor”) under the terms of Investment Advisory Agreements (the “Advisory Agreements”). Under the terms of an Advisory Agreement between the Trust and the Advisor, Berwyn Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at annual rates of 1.00% of the first $500 million of the Fund’s average daily net assets, 0.95% of the next $500 million of such assets and 0.90% of such assets over $1 billion. Under the terms of a separate Advisory Agreement between the Trust and the Advisor, Berwyn Income Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.50% of the first $1.75 billion of the Fund’s average daily net assets, 0.48% of the next $1.75 billion of such assets and 0.46% of such assets over $3.5 billion. Under the terms of a separate Advisory Agreement between the Trust and the Advisor, Berwyn Cornerstone Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at the annual rate of 0.85% of the Fund’s average daily net assets.

With respect to Berwyn Cornerstone Fund, the Advisor has contractually agreed, until at least May 1, 2017, to waive its investment advisory fees and/or reimburse other operating expenses as necessary to maintain the Fund’s ratio of ordinary operating expenses to average net assets at 1.25% per annum. Accordingly, during the year ended December 31, 2015, the Advisor waived investment advisory fees of $105,108. These waivers are not subject to recoupment by the Advisor.

During the year ended December 31, 2015, the Advisor fully reimbursed $1,601,595 to Berwyn Income Fund for losses realized on the disposal of investments purchased in violation of an investment restriction.

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The Trust’s Chief Compliance Officer (“CCO”) is an officer of the Advisor. The Trust has agreed to reimburse the Advisor for a reasonable allocation of the salary paid by the Advisor to such officer for the time and services provided as CCO to the Trust. Effective November 1, 2015, each Fund pays the Advisor $1,389 monthly for CCO services. Prior to November 1, 2015, each Fund paid the Advisor $1,060 monthly for CCO services. In addition, the Funds reimburse the Advisor for reasonable out-of-pocket expenses, if any, relating to compliance services.

The Advisor and the officers of the Advisor, together with their families, owned 610,573 shares, 669,376 shares and 324,488 shares of Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, respectively, as of December 31, 2015.

AFFILIATED BROKER-DEALER

During the year ended December 31, 2015, Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund paid commissions of $11,050, $375 and $300, respectively, to Berwyn Financial Services Corp., a broker-dealer affiliated with the Advisor, to execute portfolio transactions. Berwyn Financial Services Corp. ceased operations effective October 31, 2015.

MUTUAL FUND SERVICES AGREEMENT

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, and transfer agency services to the Funds. The Funds pay Ultimus fees in accordance with the agreement for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to postage, supplies and costs of pricing the Funds’ portfolio securities.

For shareholder accounts held through financial intermediaries, the Funds may, in some cases, compensate these intermediaries for providing certain account maintenance and shareholder services. During the year ended December 31, 2015, Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund paid $62,720, $419,617 and $4,103, respectively, to financial intermediaries for such administrative services.

TRUSTEES AND OFFICERS

Certain Trustees and officers of the Trust are also officers of the Advisor, or of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The fees payable to the Distributor are paid by the Advisor (not the Funds).

Trustees and officers affiliated with the Advisor or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Advisor or Ultimus receives from the Trust an annual retainer of $20,000, paid quarterly; a fee of $5,000 for attendance at each in-person meeting of the Board; and a fee of $1,000 for attendance at each telephonic meeting of the Board. The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at Board or committee meetings.

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

AFFILIATED INVESTMENTS

A company is considered an affiliate of a Fund under the Investment Company Act of 1940 if the Fund’s holdings in that company represent 5% or more of the outstanding voting shares of that company.

As of December 31, 2014, Hallmark Financial Services, Inc. and KMG Chemicals, Inc. were considered affiliates of Berwyn Fund, but as of December 31, 2015 are no longer considered affiliates of the Fund. Information regarding Berwyn Fund’s holdings in these companies during the year ended December 31, 2015 was as follows:

Berwyn Fund

	12/31/2014 Value	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	12/31/2015 Value	Net Realized Gains	Dividend Income
Hallmark Financial Services, Inc.	$12,705,357	$—	$(4,454,103)	$(1,144,248)	$7,107,006	$518,027	$—
KMG Chemicals, Inc.	11,968,940	—	(4,638,357)	(565,074)	6,765,509	3,055,763	34,259
Total:	$24,674,297	$—	$(9,092,460)	$(1,709,322)	$13,872,515	$3,573,790	$34,259

As of December 31, 2014, Ennis, Inc. and Superior Industries International, Inc. were considered affiliates of Berwyn Income Fund, but as of December 31, 2015 are no longer considered affiliates of the Fund. As of December 31, 2015, PCTEL, Inc. is considered to be an affiliate of Berwyn Income Fund. Information regarding Berwyn Income Fund’s holdings in these companies during the year ended December 31, 2015 was as follows:

Berwyn Income Fund

	12/31/2014 Value	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	12/31/2015 Value	Net Realized Gains (Losses)	Earned Income
Ennis, Inc.	$29,033,292	$29,590	$(26,250,924)	$6,752,886	$9,564,844	$3,439,919	$1,190,911
PCTEL, Inc.	20,468,014	3,886,400	(9,929,368)	(7,048,968)	7,376,078	(2,507,665)	476,340
Superior Industries International, Inc.	29,206,201	486,405	(16,206,658)	(481,428)	13,004,520	(1,341,682)	861,073
Total:	$78,707,507	$4,402,395	$(52,386,950)	$(777,510)	$29,945,442	$(409,428)	$2,528,324

The number of shares of PCTEL, Inc. held by Berwyn Income Fund as of December 31, 2015 was 1,621,116.

6. COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. BANK LINE OF CREDIT

Berwyn Fund has an uncommitted $8,000,000 senior secured line of credit with its custodian bank. Berwyn Income Fund has an uncommitted $50,000,000 senior secured line of credit with its custodian bank. Berwyn Cornerstone Fund has an uncommitted $750,000 senior secured line of credit with its custodian bank. Borrowings under these arrangements bear interest at a rate per annum equal to the bank’s Prime Rate minus 0.5% at the time of borrowing. During the year ended December 31, 2015, Berwyn Fund incurred $957 of borrowing costs. Berwyn Income Fund and Berwyn Cornerstone Fund did not borrow under their respective lines of credit during the year ended December 31, 2015. As of December 31, 2015, Berwyn Fund had no outstanding borrowings. The average outstanding borrowings and average interest rate on the 7 days with borrowings by Berwyn Fund during the year ended December 31, 2015 were $1,763,429 and 2.75%, respectively.

8. SECTOR RISK

If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s net asset value per share. Occasionally, market conditions, regulatory changes or other developments may negatively impact the sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of December 31, 2015, Berwyn Fund had 28.4% of the value of its net assets invested within the Industrials sector.

9. SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events except as reflected in the following paragraph.

The Board of the Trust has approved the reorganization of Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund (each, an “Acquired Fund”) into Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund (each, an “Acquiring Fund”), respectively, each a newly organized series of Investment Managers Trust. Each Acquiring Fund will have the same investment objective, and the policies and strategies of the relevant Acquiring

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Fund are substantially similar to the Acquired Fund. The reorganization of each Acquired Fund is subject to shareholder approval. Shareholders of the Acquired Funds as of January 11, 2016 (the “Record Date”) are eligible to vote at a Special Meeting of Shareholders. If you became a shareholder after the Record Date, you are not eligible to vote at the Special Meeting. All shareholders of record as of the Record Date will receive a combined proxy statement/prospectus describing the terms and conditions of the proposed reorganization. The Funds will mail the combined proxy statement/prospectus in February, 2016 after SEC review and comment. The Special Meeting of Shareholders is scheduled to take place on March 31, 2016.

THE BERWYN FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Berwyn Funds
and the Shareholders of Berwyn Fund,
Berwyn Income Fund and Berwyn Cornerstone Fund

We have audited the accompanying statements of assets and liabilities of the Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund (the “Funds”), each a series of shares of beneficial interest in the Berwyn Funds, including the schedules of investments, as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund as of December 31, 2015, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
February 29, 2016

THE BERWYN FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (July 1, 2015 – December 31, 2015).

The table below illustrates the Funds’ ongoing costs in two ways:

Actual Fund Return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Funds’ actual returns, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% Return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads. However, a redemption fee of 1% is applied on the sale of shares held for less than 60 days.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

THE BERWYN FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Net Expense Ratio(a)	Expenses Paid During Period(b)
Berwyn Fund
Actual	$1,000.00	$869.90	1.25%	$5.89
Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.90	1.25%	$6.36

Berwyn Income Fund
Actual	$1,000.00	$977.60	0.66%	$3.29
Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.88	0.66%	$3.36

Berwyn Cornerstone Fund
Actual	$1,000.00	$919.30	1.25%	$6.05
Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.90	1.25%	$6.36

(a)	Annualized, based on the Fund’s most recent one-half year expenses.
(b)	Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, muliplied by 184/365 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available at the Funds’ website at http://www.theberwynfunds.com and is also available without charge upon request by calling toll-free 1-800-992-6757, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available at the Funds’ website at http://www.theberwynfunds.com and is also available without charge upon request by calling toll-free 1-800-992-6757, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-992-6757. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE BERWYN FUNDS
FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income made by Berwyn Income Fund and Berwyn Cornerstone Fund and distributions from net realized gains paid by Berwyn Fund and Berwyn Income Fund during the year ended December 31, 2015. On December 30, 2015, Berwyn Fund declared and paid a long-term capital gain distribution of $0.5909 per share; Berwyn Income Fund declared and paid a long-term capital gain distribution of $0.0027 per share; and Berwyn Cornerstone Fund declared and paid an ordinary income dividend of $0.1219 per share. Periodically throughout the year, Berwyn Income Fund paid ordinary income dividends totaling $0.3125 per share. 100% of the long-term capital gain distributions for Berwyn Fund and Berwyn Income Fund and a percentage (51% and 100%) of the ordinary income dividends paid by Berwyn Income Fund and Berwyn Cornerstone Fund may be subject to a maximum rate of 23.8%.

Early in 2016, as required by federal regulations, complete information will be computed and reported in conjunction with your 2015 Form 1099-DIV.

THE BERWYN FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Responsibility for oversight of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Trustee/Officer		Address	Year of Birth	Position Held with the Trust	Length of Time Served
(a)	Robert E. Killen	1199 Lancaster Avenue Berwyn, PA 19312	1941	President and Trustee	Since February 1983(b)
	John R. Bartholdson	1199 Lancaster Avenue Berwyn, PA 19312	1944	Trustee	Since February 2013
	Denis P. Conlon	1199 Lancaster Avenue Berwyn, PA 19312	1947	Trustee	Since June 1992(b)
	Deborah D. Dorsi	1199 Lancaster Avenue Berwyn, PA 19312	1955	Trustee	Since April 1998(b)
(a)	Kevin M. Ryan	1199 Lancaster Avenue Berwyn, PA 19312	1947	Vice President and Chief Compliance Officer	Since October 2004(c)
	Robert G. Dorsey	225 Pictoria Drive, Suite 450, Cincinnati, OH 45246	1957	Vice President	Since April 2005
	Mark J. Seger	225 Pictoria Drive, Suite 450, Cincinnati, OH 45246	1962	Treasurer	Since April 2005
	Wade R. Bridge	225 Pictoria Drive, Suite 450, Cincinnati, OH 45246	1968	Secretary	Since August 2011

(a)	Robert E. Killen and Kevin M. Ryan are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.
(b)	Reflects length of time served as a Trustee to the Trust and as a Director of the Trust’s predecessor entities, prior to the reorganization in April 1999.
(c)	Prior to October 2004, Mr. Ryan served the Trust and its predecessor entities in various capacities as a Director and/or officer beginning in 1983.

THE BERWYN FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Each Trustee oversees the three portfolios of the Trust. The principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth below:

Robert E. Killen is an Officer, Director and majority shareholder of the Advisor. Prior to October 31, 2015, he was also a Director and Officer of Berwyn Financial Services Corp. (a registered broker-dealer).

John R. Bartholdson is a retired aerospace industry executive. He is also a Trustee for CBRE Clarion Global Real Estate Income Fund (a closed-end investment company).

Denis P. Conlon is a retired manufacturing and finance executive. Prior to his retirement on January 1, 2014, Mr. Conlon was President and Chief Executive Officer of Berwind Industrial Products Group (diversified manufacturing and financial company).

Deborah D. Dorsi is a retired computer industry executive.

Kevin M. Ryan is Legal Counsel to the Advisor. Prior to October 31, 2015, he was an Officer and Director of Berwyn Financial Services Corp. (a registered broker-dealer).

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC (the Trust’s administrator) and Ultimus Fund Distributors, LLC (a registered broker-dealer).

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Wade R. Bridge is Director of Administration of Ultimus Fund Solutions, LLC and Vice President of Ultimus Fund Distributors, LLC.

Additional information about the Board of Trustees and executive officers may be found in the Funds’ Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-992-6757.

THE BERWYN FUNDS

BERWYN FUND • BERWYN INCOME FUND • BERWYN CORNERSTONE FUND

Shareholder Services

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707 Cincinnati, Ohio 45246-0707

1 (800) 992-6757

www.theberwynfunds.com

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The name of the audit committee financial expert is Denis P. Conlon.  Mr. Conlon is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $38,600 and $37,600 with respect to the registrant’s fiscal years ended December 31, 2015 and 2014, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $8,100 and $8,100 with respect to the registrant’s fiscal years ended December 31, 2015 and 2014, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal years ended December 31, 2015 and 2014, aggregate non-audit fees of $8,100 and $8,100, respectively, were billed by the registrant’s accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	See Schedule I (Investments in securities of unaffiliated issuers)

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics
Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Berwyn Funds

By (Signature and Title)*		/s/ Robert E. Killen
Robert E. Killen, President

Date	March 3, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Robert E. Killen
Robert E. Killen, President

Date	March 3, 2016

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer and Principal Financial Officer

Date	March 3, 2016

* Print the name and title of each signing officer under his or her signature.